AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


     THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT among FRISBY TECHNOLOGIES, INC., a Delaware corporation (the "Company"), JEFFRY D. FRISBY ("J. Frisby"), GREGORY S. FRISBY ("G. Frisby")(each of J. Frisby and G. Frisby, a "Frisby Stockholder" and, collectively, the "Frisby Stockholders"), and MUSI INVESTMENTS S.A., a Luxemburg societe anonyme ("MUSI") (each of the Frisby Stockholders and MUSI, a "Stockholder" and, collectively, the "Stockholders"), is made as of the 31st day of March, 1998, for the purpose of amending and restating the Stockholders Agreement among the Company and the Stockholders dated December 29, 1997 (the "Original Agreement").

                                    RECITALS

     A. J. Frisby owns 1,419,643 shares of Common Stock, G. Frisby owns 1,419,643 shares of Common Stock and MUSI owns 441,327 shares of Common Stock and 587,500 shares of Convertible Preferred Stock, which shares, collectively, constitute 100% percent of the outstanding capital stock of the Company immediately prior to the Initial Public Offering (as hereinafter defined).

     B. The Company and the Stockholders believe it would be in their mutual best interest to ensure a degree of continuity of management and ownership of and certain rights in respect of the Company by imposing certain restrictions and obligations on the ownership, retention and disposition of the capital stock of the Company.

     C. The parties hereby fully amend and restate the Original Agreement, and confirm that the reference to the Stockholders Agreement in the restricted legend in Section 2.2 is deemed to be a reference to the Original Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:


                                 I. DEFINITIONS

     1.1. Definitions.

     (a) Capitalized terms used herein which are not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

     "Agreement" means this agreement, as the same may be amended from time to time.

     "Board of Directors" means the Board of Directors of the Company.

     "Closing Date" means December 29, 1997.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock, par value $0.001 per share, of the Company.

     "Convertible  Preferred Stock" means the convertible preferred stock of the
Company  as  more  particularly   described  in  that  certain   Certificate  of
Designation, attached as Exhibit A hereto.

     "Director" means a member of the Board of Directors.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Frisby Permitted Transferee" means, with respect to any Frisby Stockholder, (i) any spouse or lineal descendant of such Frisby Stockholder,
(ii) any trust (or equivalent estate planning entity) where all of the beneficial interest is held by such Frisby Stockholder and/or his spouse and/or lineal descendants, or (iii) any other Frisby Stockholder; provided, however, that each such transferee will be a Frisby Permitted Transferee for purposes of this Agreement only if such transferee shall have executed and delivered to each of MUSI and the Company an instrument reasonably satisfactory to MUSI pursuant to which such transferee will have agreed to be bound by all of the terms of this Agreement applicable to its transferor.

     "Frisby Stockholder Group" means each of the Frisby Stockholders or any Frisby Permitted Transferee.

     "Initial Public Offering" means the first Public Offering of equity securities of the Company.

     "Public Offering" means any primary or secondary public offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration on Form S-4 or Form S-8 or any successor or similar form.

     "Pro Rata" means, with respect to any offer including Securities, an offer based on the relative percentages of Securities then held by all of the holders of Securities to whom offer is made.

     "Purchase Agreement" means the Purchase Agreement dated as of the Closing Date between the Company and MUSI.

     "Registrable Securities" means shares of Common Stock; provided that such securities will cease to be Registrable Securities when and to the extent that
(i) a registration statement relating to such securities shall have been declared effective by the Commission and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such Registrable Securities have been transferred to a party in violation of this Agreement,(iii) such Registrable Securities have ceased to be outstanding, or
(iv) such Registrable Securities are sold without registration pursuant to Rule 144.

     "Registration Expenses" means all (i) registration and filing fees with the Commission, (ii) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of a qualified independent underwriter, if any, counsel in connection therewith and the reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), (v) fees and expenses of counsel and independent public accountants for the Company, (vi) fees and expenses of any additional experts retained by the Company in connection with such registration, (vii) fees and expenses of listing the Registrable Securities, if any, (viii) rating agency fees, (ix) transfer taxes, and (x) reasonable fees and expenses of one counsel for the selling Stockholders.

     "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time.

     "Securities" means the Common Stock and Convertible Preferred Stock.

     "Third Party" means a prospective purchaser of the Securities in an arm's-length transaction where such purchaser is not the Company, an Affiliate of the Company or an Affiliate of any Stockholder or a Frisby Permitted Transferee.

     "Transferee" means any Person to whom any Stockholder Transfers any Securities (other than in a sale pursuant to an effective registration statement or without registration pursuant to Rule 144) in accordance with this Agreement and who agrees to be bound by and to comply with all applicable provisions of this Agreement.

     "Underwriter" means a securities dealer who purchases any Registrable Securities as a principal in connection with a distribution of such Registrable Securities and not as part of such dealer's market-making activities.

     (b) Except as otherwise provided herein, any right or action that may be taken at the election of the Frisby Stockholder Group will be taken by a representative of the Frisby Stockholder Group (the "Frisby Group Representative") on behalf thereof. The initial Frisby Group Representative will be G. Frisby. Upon the death or permanent disability of G. Frisby, the Frisby Stockholder Group may designate a successor Frisby Group Representative upon vote of the members thereof holding a majority of the Common Stock not held by
G. Frisby or his estate; provided, however, that (i) if no such successor is so designated within 30 calendar days from such death or permanent disability, such successor will be a member of the Frisby Stockholder Group designated by MUSI and (ii) in the event that no Person is acting as the Frisby Group Representative as of the time any action is otherwise to be taken hereunder by the Frisby Group Representative or the Frisby Stockholder Group, such action may be taken on behalf of the entire Frisby Stockholder Group by written action or consent of the holders of a majority of shares of Common Stock then held by the members of the Frisby Stockholder Group. Any change in the Frisby Group Representative will become effective upon notice in accordance with Section 6.3.

     (c) For purposes of this Agreement, any action or consent contemplated to be taken or given by MUSI and its permitted Transferees will be effective if taken or given, as the case may be, by MUSI or its permitted Transferees which own the largest portion of the Securities owned by MUSI and all of its permitted Transferees as of the relevant time.

                         II. RIGHTS AND OBLIGATIONS WITH
                               RESPECT TO TRANSFER

     2.1. Transfers. Until the fifth anniversary of the Closing Date, no Frisby Stockholder may offer, sell, assign, grant a participation in, pledge or otherwise transfer ("Transfer") any interest in any of its Common Stock without the prior written consent of MUSI, other than (i) to any Frisby Permitted Transferee, (ii) as provided in Articles II or III of this Agreement, or (iii) in sales made pursuant to an effective registration statement or without registration pursuant to Rule 144 after the Initial Public Offering.

     2.2. Restrictive Legend. (a) Each certificate representing Securities owned by any Stockholder will include the following legend (in addition to such legends as may be appropriate under applicable securities laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF DECEMBER 29, 1997, AS FROM TIME TO TIME AMENDED, A COPY OF WHICH MAY BE OBTAINED FROM FRISBY TECHNOLOGIES, INC.

     (b) Each certificate representing Securities owned by any Stockholder or any Transferee thereof (other than shares that have been sold pursuant to an effective registration statement under the Securities Act or in accordance with Rule 144 under the Securities Act) will (unless otherwise permitted by the provisions of Section 2.2(c)) include a legend substantially as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

     (c) Any Stockholder may, upon providing evidence (which, if required by the Company, may include an opinion of counsel) reasonably satisfactory to the Company, that such Securities either are not "restricted securities" (as defined in Rule 144) or may be sold pursuant to Rule 144(k), exchange the certificate representing such Securities for a new certificate that does not bear a legend relating to restrictions under the securities laws.

     2.3. Third Party Transfers. (a) If any Stockholder desires to Transfer any of its Securities (other than pursuant to a Public Offering) to a Third Party (a "Selling Stockholder"), such Selling Stockholder may not effect such Transfer of such Securities (the "Offered Stock") to a Third Party (a "Third Party Sale") unless such Stockholder complies with this Section 2.3.

     (b) Prior to consummating a Third Party Sale, the Selling Stockholder will deliver to each other Stockholder (the "Non-Offering Stockholders") a written notice (an "ROFO Offer Notice") specifying (i) the aggregate amount of cash consideration (the "Offer Price") for which the Selling Stockholder proposed to sell the Offered Stock in such proposed Third Party Sale, (ii) the identity and name of the purchaser, and if applicable, such purchaser's ultimate beneficial owner(s), in such Third Party Sale, and (iii) all other material terms of such proposed Third Party Sale. If a Non-Offering Stockholder delivers to the Selling Stockholder a written notice (an "Acceptance Notice") within 20 Business Days following the delivery of the ROFO Offer Notice (such 20 Business Day period being referred to herein as the "ROFO Acceptance Period") stating that the Non-Offering Stockholder is willing to purchase all of the Offered Stock for the Offer Price and on the other terms set forth in the Offer Notice, the Selling Stockholder will sell all (but not less than all) of the Offered Stock to such Non-Offering Stockholder and such Non-Offering Stockholder will purchase such Offered Stock from the Selling Stockholder, on the terms and subject to the conditions set forth below; provided, however, that if more than one Non-Offering Stockholder so notifies the Selling Stockholder within the ROFO Acceptance Period that it is willing to purchase all of the Offered Stock for the Offer Price and on the terms set forth in the Offer Notice, the Offered Stock and the Offer Price will be allocated among such Non-Offered Stockholders (each, a "Purchasing Stockholder") proportionately based upon their respective percentage ownership interest in the Company or as may otherwise be specified by such Purchasing Stockholders.

     (c) The consummation of any purchase of any Offered Stock by a Purchasing Stockholder pursuant to this Section 2.3 (the "ROFO Closing") will occur not earlier than 10 calendar days nor later than 120 calendar days following the delivery of the Acceptance Notice (the intervening period being referred to herein as the "ROFO Closing Period") at the principal executive offices of the Company. At the ROFO Closing, (i) the Selling Stockholder will deliver to the Purchasing Stockholder one or more certificates evidencing all of the Offered Stock duly endorsed for transfer to the Purchasing Stockholder, together with such other duly executed instruments or documents as may reasonably be required to permit the Purchasing Stockholder to acquire the Offered Stock free and clear of any claims, liens, pledges, options, encumbrances, security interests, commitments and other restrictions of any kind (collectively, "Encumbrances"), except for Encumbrances created by this Agreement, federal or state securities laws, the Purchasing Stockholder or specified in the Offer Notice, and (ii) the Purchasing Stockholder will deliver to the Selling Stockholder by wire transfer to an account designated by the Selling Stockholder an amount in immediately available funds equal to the Offer Price. In the event that any Third Party Sale provides that a portion of the Offer Price is to be paid over time, as a condition to the obligation of the Selling Stockholder to sell the Offered Stock, the Purchasing Stockholder will provide the Selling Stockholder with suitable collateral as security for such future payment obligations.

     (d) If no Acceptance Notice relating to a proposed Third Party Sale shall have been delivered to the Selling Stockholder prior to the expiration of the ROFO Acceptance Period, if the Non-Offering Stockholders shall not have delivered to the Selling Stockholder, prior to the expiration of the ROFO Acceptance Period, written confirmation of the Non-Offering Stockholder's intent not to purchase the Offered Shares ("Stockholder Rejection Notice"), or if the ROFO Closing fails to occur prior to the expiration of the ROFO Closing Period (unless the Purchasing Stockholder was ready, willing and able prior to the expiration of the ROFO Closing Period to consummate the transaction to be consummated by the Purchasing Stockholder at the ROFO Closing or the Purchasing Stockholder was not so ready, willing and able to consummate the transaction to be so consummated by the Purchasing Stockholder at the ROFO Closing as a result of the Selling Stockholder's failure reasonably to cooperate in good faith with the efforts of the Purchasing Stockholder to consummate such transaction), the Selling Stockholder may consummate the proposed Third Party Sale in accordance with this Section 2.3(d).

     (e) The Selling Stockholder may consummate a Third Party Sale that it is otherwise entitled to consummate pursuant to this Section 2.3(d) only:

     (i) during the 60 calendar day period immediately following the sooner to occur of (x) the expiration of the ROFO Acceptance Period (in the event that no Acceptance Notice was timely delivered to the Selling Stockholder), or (y) the Selling Stockholder's receipt of the Stockholder Rejection Notice from the Non-Offering Stockholder, or the 60 calendar day period immediately following the expiration of the ROFO Closing Period (in the event that an Acceptance Notice was timely delivered to the Selling Stockholder but the ROFO Closing failed to timely occur),

     (ii) at a price at least equal to the Offer Price, and

     (iii) upon non-price terms no less favorable to the Selling Stockholder than those set forth in the Offer Notice.

     (f) This Section 2.3 shall, with respect to MUSI, terminate and be of no further force and effect upon expiration of the "lock-up" period to which the Stockholders agree to be bound in connection with the Initial Public Offering and, with respect to the Frisby Stockholder Group, continue in effect after the expiration of such "lock-up" until the fifth anniversary of the date hereof.

     (g) Shares of Securities acquired by a Third Party pursuant to a Third Party Sale shall no longer subject to the restrictions contained in this Section 2.3.

     2.4. Improper Transfer. (a) Any attempt to Transfer any Securities not in compliance with this Agreement will be null and void and neither the Company nor any transfer agent of the Company will register, or otherwise recognize in the Company's records, any such improper Transfer. Any cost or loss incurred as a result of any such attempt to transfer shall be borne by the Stockholder who attempted such improper Transfer.

     (b) No Stockholder will enter into any transaction or series of transactions for the purpose or with the effect of, directly or indirectly, denying or impairing the rights or obligations of any Person under this Agreement, and any such transaction will be null and void and, to the extent that such transaction requires any action by the Company, it will not be registered or otherwise recognized in the Company's records or otherwise.

     2.5. Transferees. Except as otherwise specifically provided herein, any and all provisions of this Agreement which apply to the Stockholders will apply with equal force to any Transferee.

                            III. REGISTRATION RIGHTS

     3.1. MUSI Demand Registrations. (a) At any time and from time to time following the eighteen month anniversary of the Initial Public Offering, MUSI may make written requests for registration under the Securities Act of all or part of MUSI's Registrable Securities (a "MUSI Demand Registration"); provided, however, that the Company will not be obliged to effect a MUSI Demand Registration on more than two (2) occasions. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof.

     (b) If MUSI so elects, the offering of the MUSI Registrable Securities pursuant to such MUSI Demand Registration will be in the form of an underwritten offering. MUSI will select the managing Underwriter(s) and any additional participants in connection with the offering.

     (c) If, in connection with any MUSI Demand Registration, the Company or any other Stockholder also proposes to sell securities and the managing Underwriter of an offering described in this Section 3.1 advises the Company, MUSI and the other Stockholders in writing that the success or pricing of the offering would be materially and adversely affected by the inclusion of all of the securities requested to be included, then the Company will include in such registration (i) first, the Registrable Securities MUSI proposes to offer for sale, which number of securities will be reduced to the extent necessary to reduce the total amount of securities to be included in the offering to the amount recommended by such managing Underwriter, (ii) second, the securities the Company proposes to offer for sale, which number of securities will be reduced to the extent necessary to reduce the total amount of securities to be included in the offering to the amount recommended by such managing Underwriter and (iii) third, the Registrable Securities the other Stockholders propose to offer for sale and the managing Underwriter recommends be included in such offering, allocated pro rata among such Stockholders.

     (d) Notwithstanding the foregoing provisions of this Section 3.1, in the event the Company receives notice of a MUSI Demand Registration, the Company may elect once, and only once, by written notice to MUSI within 20 days after receipt of such notice, to proceed with a registration of Common Stock for the Company's account in lieu of proceeding with the MUSI Demand Registration, in which case the provisions of Section 3.2 (and not this Section 3.1) will apply. If the Company exercises the right described in the preceding sentence, MUSI will not be deemed (for purposes of determining the number of future MUSI Demand Registrations that may be demanded under the terms of this Agreement) to have exercised the right to request a MUSI Demand Registration unless at least 50% of the Registrable Securities that MUSI desired to include in such registration were included pursuant to Section 3.2.

     (e) Notwithstanding any other provision hereof, MUSI will not initiate a demand registration unless it proposes to include therein Registrable Securities which it believes in good faith to have a value of at least $500,000.

     3.2. Piggy-Back Registration. (a) If the Company proposes to file a registration statement under the Securities Act with respect to an offering of any shares of Common Stock (i) for its own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or (ii) for the account of any holders of its securities, then the Company will give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable (provided that holders of Registrable Securities will be given such notice not less than 20 calendar days prior to the deadline set by the Company for electing to include Registrable Securities in such offering), and such notice will offer such holders the opportunity, subject to the limitations provided in Section 3.2(b), to register such number of shares of Registrable Securities as such Stockholders may request on the same terms and conditions as the registration of the Company's or such other holders' securities.

     (b) Notwithstanding anything contained herein, if the managing Underwriter of an underwritten offering under this Section 3.3 advises the Company in writing that the success or pricing of the offering would be materially and adversely affected by the inclusion of all of the securities requested to be included, then the Company will include in such registration (i) first, the securities the Company proposes to offer for sale and (ii) second, the number of other securities of the Company (including, without limitation, Registrable Securities) so requested to be included which in the opinion of the managing Underwriter can be sold, allocated pro rata among the Stockholders proposing to offer Registrable Securities for sale.

     (c) A request by MUSI or the Frisby Stockholder Group to include Registrable Securities in a proposed underwritten offering pursuant to this
Section 3.2 will not be deemed to be a request for a demand registration pursuant to Section 3.1.

                           IV. REGISTRATION PROCEDURES

     4.1.  Filings;  Information.   Whenever  MUSI  or  the  Frisby  Stockholder
Representative (the "Registering Stockholder") request that any Registrable Securities be registered pursuant to Article III, the Company will use its best efforts to effect the registration of such Registrable Securities as promptly as is practicable, and in connection with any such request:

     (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company deems appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 90 days; provided, however, that if the Company furnishes to the Registering Stockholder a certificate signed by the Company's Chief Executive Officer, President or any Vice-President stating that in his good faith judgment it would be detrimental or otherwise disadvantageous to the Company or its stockholders for such a registration statement to be filed as expeditiously as possible, the Company will have a period of not more than 90 calendar days within which to file such registration statement measured from the date of the Company's receipt of the Registering Stockholder's request for registration in accordance with Article III.

     (b) The Company will, if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to the Registering Stockholder and each applicable managing Underwriter, if any, copies thereof, and thereafter furnish to the Registering Stockholder and each such Underwriter, if any, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as the Registering Stockholder or each such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

     (c) After the filing of the registration statement, the Company will promptly notify the Registering Stockholder of any stop order issued or, to the Company's knowledge, threatened to be issued by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (d) The Company will endeavor to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as the Registering Stockholder reasonably requests; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction.

     (e) The Company will as promptly as is practicable notify the Registering Stockholder at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to the Registering Stockholder and to the Underwriters any such supplement or amendment. The Registering Stockholder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, the Registering Stockholder will forthwith discontinue the offer and sale of
Registrable  Securities  pursuant to the  registration  statement  covering such
Registrable Securities until receipt by the Registering Stockholder and the Underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, the Registering Stockholder will deliver to the Company all copies, other than permanent file copies then in the Registering
Stockholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company gives such notice, the Company will extend the period during which such registration statement will be contained effective as provided in Section 4.1(a) by the number of days during the period from and including the date of the giving of such notice to the date when the Company will make available to the Registering Stockholder such supplemented or amended prospectus.

     (f) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities.

     (g) The Company will furnish to the Registering Stockholder and to each Underwriter a signed counterpart, addressed to the Registering Stockholder or such Underwriter, of (i) an opinion or opinions of counsel to the Company and
(ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Registering Stockholder or the managing Underwriter may reasonably request.

     (h) The Company will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement will satisfy the provisions of
Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

     (i) The Company will use its reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if not so listed, on a national securities exchange.

     The Company may require the Registering Stockholder promptly to furnish in writing to the Company such information regarding the Registering Stockholder, the plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

     4.2. Registration Expenses. Registration Expenses incurred in connection with any registration made or requested to be made pursuant to Article III will be borne by the Company, whether or not any such registration statement becomes effective, to the extent permitted by applicable law. The Registering Stockholder will pay, on a pro rata basis, any underwriting fees, discounts or commissions attributable to the sale of the Registrable Securities.

     4.3. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Stockholder registering shares pursuant to Article III, its officers and directors, and each Person, if any, who controls each such Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company will have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of such Stockholder expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus will not inure to the benefit of any Stockholder if a copy of the current prospectus was not provided to the applicable purchaser by such Stockholder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Stockholders provided in this Section 4.3.

     4.4. Indemnification by Stockholders. Any Stockholder registering shares pursuant to Article III agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers and Directors and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Stockholder, but only with reference to information related to such Stockholder furnished in writing by or on behalf of such Stockholder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto or any preliminary prospectus; provided, however, that in no event will the liability of any Stockholder under this Section 4.4 be greater in amount than the dollar amount of the proceeds received by such Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Each such Stockholder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as provided for in the underwriting agreement relating to such offering.

     4.5. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) is instituted involving any Person in respect of which indemnity may be sought pursuant to Section 4.3 or Section 4.4, such Person will promptly notify the Person against whom such indemnity may be sought in writing and the indemnifying party upon request of the indemnified party will retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and will pay the fees and disbursements of such counsel related to the proceeding; provided, however, that the failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may otherwise have to such indemnified person, except to the extent the indemnifying person shall have been materially prejudiced by such failure. In any such proceeding, any indemnified party will have the right to retain its own counsel, but the fees and expenses of such counsel will be at the expense of such indemnified party unless (a) the indemnifying party and the indemnified party have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the fees and expenses of such counsel will be paid by the Company. It is understood that the indemnifying party will not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties, and that all such fees and expenses will be reimbursed as they are incurred. In the case of the retention of any such separate firm for the indemnified parties, such firm will be designated in writing by the indemnified parties. The indemnifying party will not be liable for any settlement of any proceeding effected without its consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party will indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

     4.6. Contribution. (a) If the indemnification provided for herein is for any reason unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, the Stockholders and any Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, Stockholders registering shares pursuant to Article III and the Underwriter will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (b) The Company and each Stockholder registering shares of Common Stock pursuant to Article III agree that it would not be just and equitable if contribution pursuant to this Section 4.6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding subsection. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding subsection will be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.6, no Underwriter will be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Stockholder registering shares pursuant to Article III will be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Stockholder were offered to the public (less underwriters' discounts and commissions) exceeds the amount of any damages which such Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     4.7. Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

     4.8. Rule 144. The Company will file any reports required to be filed by it under the Securities Act and the Exchange Act and will take such further action as any Stockholder may reasonably request to the extent required from time to time to enable the Stockholders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, as such Rule may be amended from time to time, or other appropriate rule or regulation adopted by the Commission. Upon the request of any Stockholder, the Company will deliver to the Stockholder a written statement as to whether the Company has complied with such reporting requirements.

     4.9. Restrictions on Public Sale by Holders of Registrable Securities. If and to the extent requested by the Company, in the case of a non-underwritten Public Offering, and if and to the extent requested by the managing Underwriter or Underwriters, in the case of an underwritten Public Offering, each of the Stockholders agree not to effect, except as part of such registration, any sale of the shares of Securities or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such Securities during such time period to which the Company agrees not to effect any sale of securities in connection therewith, or to which the Registering Stockholder agrees if the Company does not include any securities therein. In addition, each of the Stockholders agrees to execute any customary lock-up agreement reasonably requested by the managing Underwriter to confirm its agreement in accordance with the preceding sentence, but only if identical lock-up agreements are required of all principal Stockholders. Without limiting the generality of the foregoing, MUSI agrees that it and any of its transferees will, in connection with the Initial Public Offering, enter into a lock-up agreement for a period of up to eighteen months or, if MUSI does not exercise its option and acquire the Option Shares, twenty-four months.


                             V. CERTAIN ARRANGEMENTS

     5.1. Board of Directors. (a) The Stockholders acknowledge and agree that upon the Initial Public Offering, the Board of Directors of the Company will consist of five members, designated as follows: (i) one person designated from time to time by MUSI, (ii) three persons designated from time to time by the Frisby Group Representative, and (iii) one person to be designated in accordance with the terms of the Underwriting Agreement between the Company and Barington Capital Group, L.P.

     (b) Each of the Stockholders further agrees to vote all the shares of Securities with respect to which it has voting rights, and to cause all persons designated by it as Directors to vote (i) in favor of the removal from the Board of Directors, upon notice to the other Stockholders, of any person or persons designated by MUSI or the Frisby Group Representative, as the case may be, and to elect to the unexpired term of each Director so removed another person designated by MUSI or the Frisby Group Representative, as the case may be, and
(ii) in the event of any vacancy on the Board of Directors by reason of death or resignation, to elect to such unexpired term another person designated in accordance with Section 5.1(a) by the Stockholder that designated the deceased or resigned Director.

     5.2. Certain Board Actions. The parties agree that without the prior unanimous approval of the Directors designated by MUSI and the Frisby Group Representative, the Company will not:

     (a) adopt, during the first twelve months after the Initial Public Offering, any employee stock option plan, or any stock appreciation, phantom stock, profit participation or similar agreement or arrangement other than the 1998 Stock Option Plan, attached as Exhibit B hereto;

     (b) dissolve, liquidate, recapitalize or reorganize the Company; or

     (c) commence any case, proceeding or other action relating to bankruptcy or reorganization of the Company.

     5.3. Financial Information. From and after the date hereof, the Company will transmit to MUSI copies of all financial information and other information concerning the Company's operations at the same time such financial and other information is given to the Directors. Without limiting the foregoing, the Company will provide MUSI by facsimile monthly financial statements and other financial information prepared for management on a regular basis, material business transaction information and such other information concerning the Company as may be reasonably requested by MUSI from time to time. In the event the Company informs MUSI that the information provided pursuant to this Section
5.3 constitutes material non-public information, MUSI agrees that it will not disclose such information in violation of applicable securities laws. MUSI acknowledges that it is required to comply with applicable securities laws which restrict the transfer of Securities while it is in possession of any such material non-public information.

     5.4. Key Man Insurance. The Company agrees to acquire and maintain a "Key Man" insurance policy in the amount of at least $2,500,000 (the "Insurance Amount") in respect of G. Frisby with the Company to be named as beneficiary under such policy. The Insurance Amount shall be adjusted from time to time as the Board of Directors shall deem necessary or desirable.

     5.5. Confidentiality Obligation. MUSI agrees that the provisions of that certain Confidentiality Agreement dated November 14, 1997 (the "Confidentiality Agreement") between Dott. Luca Bassani Antivari and Ernst & Young LLP shall apply to MUSI with respect to all information provided to it pursuant to Section
5.3 of this Agreement as though MUSI were a party to such Confidentiality Agreement. In addition, prior to the disclosure to MUSI of any trade secrets, know-how or other confidentiality and proprietary intellectual property rights of the Company, MUSI will enter into an appropriate confidentiality and non-disclosure agreement with the Company.


                                VI. MISCELLANEOUS

     6.1. Headings. The headings in this Agreement are for convenience of reference only and will not control or affect the meaning or construction of any provisions hereof.

     6.2.  Entire  Agreement.  This  Agreement,  the Purchase  Agreement and the
Option Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement. This Agreement, the Purchase Agreement and the Option Agreement supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement, the Purchase Agreement and the Option Agreement. None of this Agreement, the Purchase Agreement or any Option Agreement is intended to confer upon any Person other than the parties hereto and thereto any rights or remedies hereunder or thereunder. In the event of any conflict between the provisions of this Agreement and that certain Shareholder Agreement dated as of December 10, 1997 by and among the Company, J. Frisby, and
G. Frisby, the applicable provisions of this Agreement will prevail.

     6.3. Notices. Any notice, request, instruction or other document required or permitted to be given hereunder by any party hereto to another party hereto will be in writing and will be given to such party at its address set forth in Annex I attached hereto, with, in the case of the Company, a copy sent to Secretary, Frisby Technologies, Inc. at its principal executive offices or, in the case of a Transfer permitted hereunder, to the address of the Transferee specified by it upon notice given in accordance with the terms hereof, or to such other address as the party to whom notice is to be given may provide in a written notice to the party giving such notice, a copy of which written notice will be on file with the Secretary of the Company. Each such notice, request or other communication will be effective (i) if given by certified mail, 72 hours after such communication is deposited in the mails with certified postage prepaid addressed as aforesaid, (ii) one Business Day after being furnished to a nationally recognized overnight courier for next Business Day delivery, and
(iii) on the date sent if sent by electronic facsimile transmission, receipt confirmed.

     6.4. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules of such state.

     6.5. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction will not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder will be enforceable to the fullest extent permitted by law.

     6.6. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties concerning the subject matter of this Agreement and supersedes all prior agreements or understandings between the parties.

     6.7. Termination; Termination of Rights. This Agreement may be terminated at any time by an instrument in writing signed by the Company and Stockholders owning at least 90% of the Securities. At such time as any Stockholder owns 25% or less of the Securities owned by such Stockholder on the date hereof, all of such Stockholder's rights hereunder, including without limitation such Stockholder's rights under Articles II and III, will terminate; provided, however, that all of such Stockholder's obligations hereunder will remain in full force and effect. 6.8. Successors, Assigns and Transferees. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Except as expressly contemplated hereby, neither this Agreement nor any provision hereof will be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

     6.9. Amendments; Waivers. (a) No failure or delay on the part of any party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

     (b) Neither this Agreement nor any term or provision hereof may be amended or waived except by an instrument in writing signed, in the case of an amendment or waiver, by the Company and Stockholders owning at least 90% of the Securities.

     6.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

     6.11. Remedies. The parties hereby acknowledge that money damages would not be adequate compensation for the damages that a party would suffer by reason of a failure of any other party to perform any of the obligations under this Agreement. Therefore, each party hereto agrees that specific performance is the only appropriate remedy under this Agreement and hereby waives the claim or defense that any other party has an adequate remedy at law.

     6.12. Consent to Jurisdiction. Each of the Stockholders and the Company irrevocably submits to the non-exclusive jurisdiction of any court located in the Borough of Manhattan or the United States Federal Court sitting in the Southern District of New York over any suit, action or proceeding arising out of or relating to this Agreement. Each of the Stockholders and the Company consents to process being served in any such suit, action or proceeding by serving a copy thereof upon the agent for service of process, provided that to the extent lawful and possible, written notice of such service will also be mailed to such Stockholders or the Company, as the case may be. Each of the Stockholders and the Company agrees that such service will be deemed in every respect effective service of process upon such Stockholders or the Company, as the case may be, in any such suit, action or proceeding and will be taken and held to be valid personal service upon such Stockholder or the Company, as the case may be. Nothing in this subsection will affect or limit any right to serve process in any manner permitted by law, to bring proceedings in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. Each of the Stockholders and the Company waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 6.11.

     6.13. Termination of Certain Right. MUSI's right to designate Directors pursuant to Section 5.1 and MUSI's rights under Section 2.3 shall terminate if
(a) Dott. Luca Bassani Antivari ceases to own, directly or indirectly, a majority of the voting securities of MUSI, or (b) MUSI transfers fifty percent (50%) or more of its Securities to one or more Permitted Transferees.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                          FRISBY TECHNOLOGIES, INC.


                                      By: /s/Gregory S. Frisby
                                          --------------------------------
                                           Name:  Gregory S.Frisby
                                           Title: President


                                  STOCKHOLDERS:

                                          /s/Gregory S. Frisby
                                          ---------------------------------
                                          Gregory S. Frisby

                                          /s/Jeffry D. Frisby
                                          ---------------------------------
                                          Jeffry D. Frisby


                                          MUSI INVESTMENTS S.A.



                                      By:/s/Dott. Luca Bassani Antivari
                                         ----------------------------------
                                          Name: Dott. Luca Bassani Antivari
                                          Title: President

                                    EXHIBIT A

            Certificate of Designation of Convertible Preferred Stock


                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                  AND RIGHTS OF THE CONVERTIBLE PREFERRED STOCK
                          OF FRISBY TECHNOLOGIES, INC.

     FRISBY TECHNOLOGIES, INC., a corporation organized and exiting under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     That, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation (as amended) of said corporation, and pursuant to the provisions of Section 151 of Title 8 of the Delaware code of 1953, said Board of Directors, adopted a resolution providing for which resolution is as follows:

     BE IT RESOLVED, that the Corporation be, and it hereby is, authorized to create and issue 1,000,000 shares of preferred stock, par value $.001, designated Convertible Preferred Stock ("Convertible Preferred Stock"), with the powers, designations, preferences and rights and the qualifications, limitations or restrictions thereof hereinafter set forth in this resolution:

     1. Dividends. The shares of Convertible Preferred Stock shall only be entitled to dividends (whether in cash or property or securities, other than dividends which are paid or intended to be paid in connection with distributions of the Corporation's assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation) when declared by the Corporation's Board of Directors. Each share of Convertible Preferred Stock with respect to dividend payments shall be equal in every respect to every other share of Convertible Preferred Stock. Prior to any payment of any dividend with respect to any share of Common Stock, each share of Convertible Preferred Stock shall be entitled to receive, when declared by the Corporation's Board of Directors, a dividend or dividends which aggregate $1.00 per share of Convertible Preferred Stock (the "Dividend Preference"). Upon payment of the Dividend Preference, each share of Convertible Preferred Stock shall thereafter share equally with all shares of Common Stock, whether now or hereafter authorized, with respect to any dividend which may, from time to time, be declared by the Corporation's Board of Directors. All dividends or distributions which are paid or intended to be paid in connection with a liquidation, dissolution or winding up of the Corporation shall be preferred, as provided in Sections 3(a) and 3(b) hereof.

     2. Voting Rights; No Preemptive Rights. The holders of Convertible Preferred Stock shall, by virtue of their ownership thereof, be entitled to cast one vote per share thereof on each matter submitted to the Corporation's shareholders for voting. Such votes shall be cast together with those cast by the holders of Common Stock as one class, except as required by law. The Convertible Preferred Stock shall not have cumulative voting rights. The holders of Convertible Preferred Stock shall not have any preemptive rights upon the issuance or sale of any securities.

     3. Liquidation Rights.

     (a) If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up at any time when any of the Convertible Preferred Stock shall be outstanding, the holders of the then outstanding Convertible Preferred Stock shall have a preference against the assets (including cash, securities and property) of the Corporation available for distribution to the holders of the Common Stock equal to the sum of (i) $4.26 per share and (ii) an amount equal to all declared but unpaid dividends (the "Preference Amount"); provided, however, that any reduction of the authorized or issued shares of the stock of the Corporation of any class, whether now or hereafter authorized, shall not be deemed to be a liquidation of the Corporation within the meaning of any of the provisions of this Section 3; and provided, further, however, that a liquidation for the purposes of this Section shall not be deemed to occur if: (a) the consolidation or merger of the Corporation into or with any corporation or corporations wherein the holders of the Convertible Preferred Stock are to receive preferred securities of the merged or consolidated entity having substantially similar rights, preferences and protections as those of the Convertible Preferred Stock (as contemplated herein); (b) the merger of the Corporation with another corporation in which the Corporation is the surviving corporation and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination -- of outstanding shares of the Corporation's Common Stock; or (c) the transfer, assignment or contribution of the Corporation's assets in connection with, or the creation of, any joint venture or limited liability entity in exchange for an equity interest shall not be deemed to be a liquidation for the purposes of this Section.

     (b) All of the Preference Amount to be paid to the holders of Convertible Preferred Stock as provided in this Section 3 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any property of the Corporation to, the holders of any Common Stock, whether now or hereafter authorized, in connection with such liquidation, dissolution or winding up.

     (c) Following the full payment of the Preference Amount, the holders of the Convertible Preferred Stock shall thereafter receive, upon the liquidation or dissolution of the Corporation, at the same time and on the same terms as the holders of the Common Stock receive, a portion of the remaining assets of the Corporation which are distributable to the holders of the Common Stock equal to an amount which would have been distributed if the Convertible Preferred Stock had been converted into Common Stock immediately prior to the date of such liquidation or dissolution.

     4. Redemption. The Corporation shall not redeem, purchase or otherwise acquire, directly or indirectly through a subsidiary or otherwise, any of the Convertible Preferred Stock without the consent of all of the then holders of the Convertible Preferred Stock. No shares of Convertible Preferred Stock redeemed or purchased by the Corporation pursuant to this Section 4 shall be reissued by the Corporation.

     5. Conversion.

     (a) Optional Conversion. The holder of any shares of Convertible Preferred Stock may (1) during the sixty day period commencing after the 370th day following the closing of the Corporation's Initial Public Offering, or (2) at any time following the 270th day following the issuance of the shares of Convertible Preferred Stock, if the Initial Public Offering has not occurred prior to such date, convert, at such holder's option, all or any portion of such shares of Convertible Preferred Stock into Common Stock at the then applicable Conversion Ratio. At the time of conversion, the Corporation shall pay in cash to each holder of Convertible Preferred Stock so converted an amount equal to all unpaid dividends, accrued thereon to the date of conversion, if such dividend was declared by the Board of Directors of the Corporation. In the event of conversion, the Corporation shall forthwith transmit to each holder of Convertible Preferred Stock a certificate or certificates for the shares of Common Stock issued as a result thereof dated the date of conversion against delivery of the certificate or certificates representing the Convertible Preferred Stock to be converted at the principal office of the Corporation (or at such other place as the Corporation may designate in a written notice sent to the holder by first-class mail, postage prepaid, at its address shown on the books of the Corporation), and such holders shall be deemed for all purposes to be the holders of such Common Stock as of the date of conversion.

     (b) Stock Fully Paid; Reservation of Shares. All shares of Common Stock which may be issued upon conversion of Convertible Preferred Stock will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. At all times that any Convertible Preferred Stock is outstanding, the Corporation shall have authorized, and shall have reserved for the purpose of issuance upon such conversion, a sufficient number of shares Common Stock.

     (c) Reclassification, Consolidation or Merger. In the case of any reclassification or change (a "Reclassification") of outstanding Common Stock issuable upon conversion of Convertible Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), including any Reclassification in the case of any consolidation or merger of the Corporation with or into another corporation which does not constitute a liquidation under Section 3, the Convertible Preferred Stock shall, without payment of additional consideration therefor, be deemed modified so as to provide that upon the Optional Conversion provided herein, each share of the Convertible Preferred Stock shall procure, at the time of the Optional Conversion, in lieu of each share of Common Stock theretofore issuable upon such conversion, the kind and amount of shares of stock, other securities, options, rights, warrants, money and property receivable upon such Reclassification, by the holder of one share of Common Stock. The provisions of this subsection shall similarly apply to successive Reclassifications.

     (d) Subdivision or Combination of Shares. If the Corporation, at any time or times while any of the Convertible Preferred Stock is outstanding, shall subdivide or combine its Common Stock, the Conversion Ratio of the Convertible Preferred Stock (i.e., one share of Convertible Preferred Stock to one share of Common Stock) shall be proportionately reduced or increased, as of the effective date of such subdivision or combination.

     6. No Reissuance of Convertible Preferred Stock. No shares of Convertible Preferred Stock which have been converted into Common Stock shall be reissued by the Corporation; provided, however, that each such share, after being retired and cancelled, shall be restored to the status of an authorized but unissued share of preferred stock without designation as to series and may thereafter be issued as a share of preferred stock not designated Convertible Preferred Stock upon proper corporate and shareholder authorization.

     7. Protective Provisions. So long as any shares of Convertible Preferred Stock shall be outstanding, the Corporation shall not, without the approval by the vote or written consent of the holders of at least 75% (or more if required by law) of the shares of Convertible Preferred Stock outstanding at the time:

     (a) Amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation (including, without limitation, any resolution of the Board comprising a portion thereof fixing and determining the terms of any series of preferred, whether now or hereafter authorized) or the Corporation's By-Laws, if such action would alter or change the Convertible Preferred Stock or any right or preference thereof;

     (b) Enter into any agreement, indenture or other instrument which contains any provision (i) restricting the payment of dividends by the Corporation on the Convertible Preferred Stock; or (ii) restricting the conversion of the Convertible Preferred Stock to the full extent permitted by Section 5 hereof;

     8. Parity. If at any time any payment is required to be made on or with respect to Convertible Preferred Stock and the Corporation does not have funds sufficient to make all payments then required to be made on or with respect to the Convertible Preferred Stock in full, the Corporation shall make payments on or with respect to the Convertible Preferred Stock such that the payment made with respect to each is a substantially identical proportion of the full payment then due with respect to each.

     9. Definitions. As used herein, the following terms have the following meanings:

     (a) "Common Stock" shall mean the Corporation's Common Stock, $.001 par value, and any stock into which such Common Stock may hereafter be changed.

     (b) "Conversion Ratio" shall mean, initially, one share of Common Stock for each share of Convertible Preferred Stock (1:1), which Conversion Ratio shall be subject to adjustment in accordance with Section 5 hereof.

     (c) "Initial Public Offering" shall mean an underwritten public offering of equity Securities registered under the Securities Act of 1933, as amended (i) in which the per share price of the Common Stock to the public is equal to at least $5.00 and (ii) in which the Company receives proceeds net of all costs, expenses and underwriting discounts and commissions of not less than $5,000,000 (including proceeds received by the Company upon exercise of any over-allotment option by the underwriters), in each case as determined by the amounts set forth on the cover page of the prospectus for such offering.

     (d) "Person" shall mean an  individual,  a  corporation,  a partnership,  a
limited  liability  entity,  a  trust,  an  unincorporated   organization  or  a
government organization or an agency or political subdivision thereof.

     (e) "Securities" shall mean any debt or equity securities of the Corporation, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean one of the Securities.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed by Gregory S. Frisby, President, this 9th day of March, 1998.


                                       FRISBY TECHNOLOGIES, INC.


                                BY:   /s/Gregory S. Frisby
                                      ----------------------------------
                                      Gregory S.Frisby, President



                                    EXHIBIT B

                             1998 Stock Option Plan


                            FRISBY TECHNOLOGIES, INC.

                             1998 STOCK OPTION PLAN

     1. Plan; Purpose; General. The purpose of this Stock Option Plan (the "Plan") is to advance the interests of Frisby Technologies, Inc. and any present and future subsidiaries (as defined below) of Frisby Technologies, Inc. (hereinafter inclusively referred to as the "Company") by enhancing the ability of the Company to attract and retain selected employees, consultants, advisors and directors (collectively the "Participants") by creating for such Participants incentives and rewards for their contributions to the success of the Company, and by encouraging such Participants to become owners of shares of the Company's Common Stock, par value $.001 per share, as the title or par value may be amended (the "Shares").

     2. Effective Date of Plan. The Plan will become effective upon approval by the Board of Directors of the Company (the "Board"), and shall be subject to the approval by the shareholders of the Company as provided under the Securities Act of 1933, as amended (the "Act").

     3. Administration of the Plan. (a) The Plan will be administered by the Board, subject to Paragraph 3(b). The Board will have authority, not inconsistent with the express provisions of the Plan, to take all action necessary or appropriate thereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board shall be conclusive and shall bind all parties.
(b) The Board may, in its discretion, delegate its powers with respect to the Plan to an employee benefit plan committee or any other committee (the "Committee"), in which event all references to "the Board" hereunder, including without limitation the references in Section 9, but excluding the references in
Section 2, shall be deemed to refer to the Committee. The Committee shall consist of not fewer than two (2) members of the Board; provided, however, that if, at any time the awards under the Plan are granted, the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each of the members of the Committee must be a "non-employee director" as that term is defined in Rule 16b-3 as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor thereto ("Rule 16b-3"). In addition, at any time the Company is subject to Section 162(m) of the Code, each member of the Committee shall be an "outside director" within the meaning of such Section. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee (including determinations of eligibility, the number of Options granted to a Participant and the exercise price of Options) shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.

     4. Eligibility. The Participants in the Plan shall be all employees, consultants, advisors and directors of the Company who are selected by the Board whether or not they are also officers of the Company; provided, however, that Incentive Options shall only be granted to employees of the Company, and provided further, however, that Gregory S. Frisby and Jeffry D. Frisby shall not be eligible Participants.

     5. Grant of Options.

     (a) The Board shall grant Options to Participants that it, in its sole discretion, selects. Options shall be granted in accordance with the terms and conditions set forth in Section 6 hereof and on such other terms and conditions as the Board shall determine. Such terms and conditions may include a requirement that a Participant sell to the Company any Shares acquired upon exercise of Options upon the Participant's termination of employment upon such terms and conditions as the Board may determine. Incentive Options shall be granted on terms that comply with the Code and Regulations thereunder.

     (b) Options granted pursuant to the Plan (the "Options") may be (i) incentive stock options ("Incentive Options") that are intended to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), or, (ii) options that are not intended to so qualify, or, (iii) both. The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

     (c) No Options shall be granted after December 31, 2007 but Options previously granted may be exercised after that date until the expiration of the Option.

     6. Terms and Conditions of Options

     (a) Exercise Price. The purchase price per share for Shares issuable upon exercise of Options shall be a minimum of one hundred (100%) percent of fair market value on the date of grant as determined by the Board. For this purpose, "fair market value" will be determined as set forth in Section 8 hereof. Notwithstanding the foregoing, if any person to whom an Option is to be granted owns in excess of ten (10%) percent of the combined voting power of all classes of outstanding capital stock of the Company (a "Principal Shareholder"), then no Option may be granted to such person for less than one hundred ten (110%) percent of the fair market value on the date of grant as determined by the Board.

     (b) Period of Options. The expiration of each Option shall be fixed by the Board, in its discretion, at the time such Option is granted. No Option shall be exercisable after the expiration of five (5) years from the date of its grant and each Option shall be subject to earlier termination as expressly provided in this Section 6 hereof or as determined by the Board, in its discretion, on the date such Option is granted.

     (c) Payment for Delivery of Shares. Shares which are subject to Options shall be issued only upon receipt by the Company of full payment of the purchase price for the Shares as to which the Option is exercised. Payment for Shares may be made (as determined by the Board at the time the Option is granted) (i) in cash; (ii) by certified or bank check payable to the order of the Company in the amount of the purchase price; (iii) by delivery of Shares owned by the Participant having a fair market value equal to the purchase price; or (iv) by any combination of the methods of payment described in (i) through (iii) above, as determined by the Board at the time the Option is granted.

     In addition, any grant of a nonqualified Option may provide that payment of the purchase price for the Option may also be made in whole or in part in the form of Shares that are subject to risk of forfeiture or restrictions of transfer. Unless otherwise determined by the Board on or after the date of grant, whenever any purchase price for an Option is paid in whole or in part by means of any of the forms of consideration specified in this Section 6(c), the Shares received by the Participant upon the exercise of the nonqualified Option shall be subject to the same risk of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Participant; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Shares received by the Participant as applied to the forfeitable or restricted Shares surrendered by the Participant.

     Any grant may, if there is then a public market for the Shares, provide for deferred payment of the purchase price for the Option from the proceeds of sale through a broker of some or all of the Shares to which the exercise relates.

     The Company shall not be obligated to deliver any Shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with and until all other legal matters in connection with the issuance and delivery of Shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the person exercising an Option such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Act and applicable state securities laws.

     (d) Legend on Certificates. The stock certificates representing the Shares shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Act or any state securities laws.

     (e) Rights as Shareholder. A Participant or a transferee of an Option shall have no rights as a Shareholder with respect to any Shares covered by the Option until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7 hereof. Each grant of Options shall be evidenced by an agreement, which shall be executed on behalf of the Company and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with the Plan.

     (f) Vesting. Options granted shall vest in the Participant and become immediately exercisable by the Participant on the fourth (4th) anniversary of the date of grant or such earlier date as the Board of Directors, at its sole discretion, may determine, provided, however, for every option granted for more than 50,000 Shares, no more than one-third (1/3) of such shares shall become vested and exercisable earlier than twelve (12) months following the date of the grant, and no more than a total of two-thirds (2/3) of such Shares shall become vested and exercisable earlier than thirty (30) months following the date of the grant.

     (g) Non-Transferability of Options. Except as provided in Sections 6(h)(ii) and (iii), Options granted under this Plan may not be exercised during a Participant's lifetime except by the Participant, other than by will or the laws of descent and distribution. Options may not be sold, assigned or otherwise transferred or disposed of in any manner whatsoever except as provided in
Section 6(h) hereof. Notwithstanding the foregoing, the Board, in its sole discretion, may provide for the transferability of particular awards under this Plan so long as such provisions would not disqualify the exemption for other awards under Rule 16b-3, if then applicable to awards under the Plan. Moreover, any grand made under this Plan may provide that all or any part of the Shares issued or transferred by the Company upon exercise of Options shall be subject to further restrictions on transfer.

     (h) Termination of Relationship. Except as otherwise provided in an Option or other agreement between the Company and a Participant, upon the termination of a Participant's status as an employee, consultant, advisor or director, for any reason other than as set forth in subsections (ii) and (iii) below, at a time when the Shares are then Publicly Traded (as defined below), then the following provisions shall apply:

     (i) Such Participant may exercise Options to the extent exercisable on the date of termination not later than three (3) months (or such shorter time as may be specified in the grant), after the date of such termination. To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or does not exercise such Option within the time specified herein, such Option shall expire and terminate. Notwithstanding anything else herein, if the employment or other relationship of any Participant shall be terminated voluntarily by the Participant and without the consent of the Company, or for "Cause" (as hereinafter defined), then any Option granted to such Participant (whether or not then vested in the Participant) to the extent not previously exercised shall expire immediately on the date of termination. For purposes of the Plan, "Cause" shall mean "Cause" as defined in any employment agreement between any employee Participant and the Company ("Employment Agreement"), and in the absence of an Employment Agreement or in the absence of a definition of "Cause" in such Employment Agreement, "Cause" shall mean: (i) any continued failure by the employee Participant to obey the reasonable instructions of the president or any member of the Board; (ii) continued neglect by the Participant of his duties and obligations as an employee of the Company or a failure to perform such duties and obligations to the reasonable satisfaction of the president or the Board; (iii) willful misconduct of the Participant or other actions in bad faith by the Participant which are to the detriment of the Company, including, without limitation, commission of a felony, embezzlement or misappropriation of funds or of confidential information or commission of any act of fraud; or (iv) a breach of any material provision of any Employment Agreement not cured within ten (10) days after written notice thereof.

     (ii) Notwithstanding the provisions of subsection (i) above, in the event of termination of a Participant's status as an employee as a result of "permanent disability" (as such term is defined in any contract of employment between the Company and the Participant or, if not defined, then such term shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), the Participant (or, in the case of the Participant's legal incapacity, such Participant's guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision) may exercise the Option, but only to the extent such Option was exercisable on the date the Participant ceased working as the result of the permanent disability. Such exercise must occur within six (6) months (or such shorter time as is specified in the grant) from the date on which the Participant ceased working as a result of the permanent disability. To the extent that the Participant was not entitled to exercise such Option on the date the Participant ceased working, or does not exercise such Option within the time specified herein, such Option shall terminate.

     (iii) Notwithstanding the provisions of subsection (i) above, in the event of the death of a Participant, the Option may be exercised, at any time within six (6) months following the date of death (or such shorter time as may be specified in the grant), by the Participant's estate or by a person who acquired the right to exercise the Option by will or the applicable laws of descent and distribution, but only to the extent such Option was exercisable on the date of the Participant's death. To the extent that the Participant was not entitled to exercise such Option on the date of death, or the Option is not exercised within the time specified herein, such Option shall terminate.

     (iv) Notwithstanding subsections (i), (ii), and (iii) above, the Board shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Option beyond the date on which the Option would have expired if no termination of the Participant's relationship's with the Company had occurred).

     (h) Financial Assistance. The Company is vested with authority under this Plan to assist any employee to whom an Option is granted hereunder (including, to the extent permitted by law, any director or officer of the Company who is also an employee of the Company) in the payment of the purchase price payable on exercise of that Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

     (i) Withholding Taxes. To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or any sale of Shares. The Company shall not be required to issue Shares until such obligations are satisfied. The Board may permit these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued to the Participant upon exercise of the Option, or to the extent permitted, by tendering Shares previously acquired.

     7. Shares Subject to Plan.

     (a) Number of Shares and Stock to be Delivered. Shares delivered pursuant to this Plan shall in the discretion of the Board be authorized but unissued Shares or previously issued Shares acquired by the Company. The unexercised portion of any expired, terminated or cancelled Option shall again be available for the grant of Options under the Plan. Subject to adjustment as described below, the aggregate number of Shares which may be delivered under this Plan shall not exceed two hundred fifty thousand (250,000) Shares.

     (b) Changes in Stock. In the event of a stock dividend, stock split, combination of Shares, recapitalization or similar change in the capital structure of the Company, merger in which the Company is the surviving Company, consolidation, spin-off, split up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having any effect similar to any of the foregoing, the number and kind of Shares of stock or securities of the Company to be subject to the Plan and to Options then outstanding or to be granted thereunder, the maximum number of Shares or securities which may be delivered under the Plan, the Option price and other relevant provisions may be appropriately adjusted by the Board, whose determination shall be binding on all persons. In the event of a consolidation, merger or tender offer in which the Company is not the surviving Company or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding Options, whether or not then exercisable, shall immediately become exercisable. In such event, the Board shall notify the Participants that all outstanding Options shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     The Board may also adjust the number of Shares subject to outstanding Options, the exercise price of outstanding Options and the terms of outstanding Options to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in the immediately preceding paragraph), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

     8. Certain Definitions.

     Certain terms used in the Plan have been defined above. In addition, as used in the Plan, the following terms shall have the following meanings:

     (a) A "subsidiary" is any company (i) in which the Company owns, directly or indirectly, stock possessing fifty (50%) percent or more of the total combined voting power of all classes of stock or (ii) over which the Company has effective operating control.

     (b) The "fair market value" of the Shares shall mean:

     (i) If the Shares are then Publicly Traded: The closing price of the Shares as of the day in question (or, if such day is not a trading day in the principal securities market or markets for such Shares, on the nearest preceding trading day), as reported with respect to the market (or the composite of markets, if more than one) in which Shares are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which Shares are then quoted, or, if not so quoted, as furnished by a professional securities dealer making a market in such Shares selected by the Board; or

     (ii) If the Shares are then not Publicly Traded: The price at which one could reasonably expect such Shares to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such Shares. Such fair market value shall be that which has concurrently or most recently been determined for this purpose by the Board, or at the discretion of the Board by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to recent transactions involving Shares, if any, the issuer's net worth, prospective earning power and dividend-paying capacity, the goodwill of the issuer's business, the issuer's industry position and its management, that industry's economic outlook, the value of securities of issuers whose Shares are Publicly Traded and which are engaged in similar businesses, the effect of transfer restrictions to which such Shares may be subject under law and under the applicable terms of any contract governing such Shares, the absence of a public market for such Shares and other matters as the Board or its appraiser or appraisers deem pertinent. The determination by the Board or its appraiser or appraisers of the fair market value shall, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. If the fair market value to be used was thus fixed more than twelve (12) months prior to the day as of which fair market value is being determined, it shall in any event be no less than the book value of the Shares being valued at the end of the most recent period for which financial statements of the Company are available; or

     (iii) Shares are "Publicly Traded" if stock of that class is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system ("NASDAQ") operated by the NASD.

     9. Indemnification of Board. In addition to and without affecting such other rights of indemnification as they may have as members of the Board or otherwise, each member of the Board shall be indemnified by the Company to the extent legally possible against expenses, including reasonable attorney's fees, actually and reasonably incurred in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted thereunder, and against all judgments, fines and amounts paid by him in settlement thereof; provided that such payment of amounts so indemnified is first approved by a majority of the members of the Board who are not parties to such action, suit or proceedings, or by independent legal counsel selected by the Company, in either case on the basis of a determination that such member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and except that no indemnification shall be made in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for a breach of the duty of loyalty, bad faith or intentional misconduct in his duties; and provided further, that the Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend same.

     10. Amendments. The Board may at any time discontinue granting Options under the Plan. The Board may at any time or times amend the Plan or amend any outstanding Option or Options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted hereinabove) no such amendment will, without the approval of the shareholders of the Company: (a) increase the maximum number of Shares available under the Plan; (b) reduce the Option price of outstanding Options or reduce the price at which Options may be granted; (c) extend the time within which Options may be granted, however, this period shall not exceed the term provided in Section 5(c) hereof; (d) amend the provisions of this Section 10 of the Plan; (e) adversely affect the rights of any Participant (without his consent) under any Options theretofore granted; (f) cause any award under the Plan to cease to qualify for any applicable exceptions to Section 162(m) of the Code, or (g) be effective if shareholder approval is required by applicable statute, rule or regulation.

     11. Miscellaneous Provisions.

     (a) Rule 16b-3. With respect to Participants subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable provisions of Rule 16b-3. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     (b) Underscored References. The underscored references contained in the Plan and in any Option agreement are included only for convenience, and they shall not be construed as a part of the Plan or Option agreement or in any respect affecting or modifying its provisions.

     (c) Number and Gender. The masculine, feminine and neuter, wherever used in the Plan or in any Option agreement, shall refer to either the masculine, feminine or neuter and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

     (d) Governing Law. The place of administration of the Plan and each Option agreement shall be in the State of New York. The corporate law of the Company's state of incorporation shall govern issues related to the validity and issuance of Shares. Otherwise, this Plan and each Agreement shall be construed and administered in accordance with the laws of the State of New York, without giving effect to principles relating to conflict of laws.

     (e) No Employment Contract. Neither the adoption of the Plan nor any benefit granted hereunder shall confer upon any Participant any right to continued employment or other service with the Company, nor shall the Plan or any benefit interfere in any way with the right of the Company to terminate any Participant's employment or other service at any time.